UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant / X /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/   / Preliminary Proxy Statement

/   / Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

/   / Definitive Proxy Statement

/ X / Definitive Additional Materials

/   / Soliciting Material Pursuant to Section 240.14a-12

                        Ramtron International Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X / No fee required.

/   / Fee computed on table below per Exchange Act Rule 14-6(i)(4) and 0-11

      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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/   /  Fee paid previously with preliminary materials.

/   /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                  IMPORTANT ANNUAL STOCKHOLDERS' MEETING
                       INFORMATION - YOUR VOTE COUNTS!

STOCKHOLDER MEETING NOTICE

   IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
            RAMTRON INTERNATIONAL CORPORATION STOCKHOLDER MEETING
                        TO BE HELD ON MAY 29, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K TO SHAREHOLDERS ARE AVAILABLE AT:

                       www.envisionreports.com/RMTR


   EASY ONLINE ACCESS - A CONVENIENT WAY TO VIEW PROXY MATERIALS AND VOTE

     When you go online to view materials, you can also vote your shares.

- Step 1: Go to www.envisionreports.com/RMTR to view the materials.
- Step 2: Click on CAST YOUR VOTE OR REQUEST MATERIALS.
- Step 3: Follow the instructions on the screen to log in.
- Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 19, 2009 to facilitate timely delivery.

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STOCKHOLDER MEETING NOTICE

RAMTRON INTERNATIONAL CORPORATION'S ANNUAL MEETING OF STOCKHOLDERS WILL BE HELD ON MAY 29, 2009 AT THE HILTON GARDEN INN, 1810 BRIARGATE PARKWAY, COLORADO SPRINGS, COLORADO 80920, AT 10:30 A.M. LOCAL TIME.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

1. Election of Directors: William G. Howard, William W. Staunton, III, Eric A. Balzer, William L. George, Jack L. Saltich, Theodore J. Coburn, and Eric Kuo.

2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS: To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent auditors of the Company for the fiscal year ending December 31, 2009.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE ABOVE
PROPOSALS.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

              HERE'S HOW TO ORDER A COPY OF THE PROXY MATERIALS AND
                     SELECT A FUTURE DELIVERY PREFERENCE:

- PAPER COPIES: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

- EMAIL COPIES: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

INTERNET - Go to www.envisionreports.com/RMTR. Click Cast Your Vote or
           Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

TELEPHONE - Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

EMAIL - Send email to investorvote@computershare.com with "Proxy Materials
        Ramtron International Corporation" in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials should be received by May 19, 2009.

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